                                   AIM BLUE
                                   CHIP FUND

[AIM LOGO APPEARS HERE]          SEMIANNUAL REPORT                APRIL 30, 1997

                    ----------------------------------------
                              AIM BLUE CHIP FUND

                          For shareholders who seek a

                      relatively conservative investment

                          portfolio that contains the

                      stocks of top-performing companies

                      within designated business sectors.
                    ----------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o The Fund's average annual total returns on Class A shares were 10.93%, 12.67%, and 11.07% for the one-, five-, and 10-year periods ended 3/31/97, the most recent calendar quarter, including sales charges. For Class B shares, which commenced operations on 10/1/96, cumulative return was 0.59% as of 3/31/97, including sales charges.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC). The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from Class A shares due to differing fees and expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds tracked by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Russell 1000 Index measures the performance of 1,000 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR
   ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
    GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT
          RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter









                    Dear Fellow Shareholder:

                    We have seen a great deal of change in the markets during
                    the past few months, change that has been unsettling even
                    for experienced market watchers.
     [PHOTO OF          In many instances the change has occurred suddenly as
    Charles T.      the markets have fluctuated widely during the past six
      Bauer,        months. The popular Dow Jones Industrial Average of 30
    Chairman of     large companies ranged from just over 7000 to just below
   the Board of     6400 before strengthening once again and regaining its lost
     THE FUND,      ground. Both the Russell 2000 Index, judged to be the
   APPEARS HERE]    benchmark for small-cap stocks, and the Dow recently have
                    set records.
                        The point we want to emphasize is that such volatility
                    seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
    What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
    Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
    Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
    It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.
    On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss




                       ---------------------------------
                           In every market, there is

                             always some segment,

                        and some investment strategies,

                            that occasionally fall

                                 out of favor.
                       ---------------------------------

                                                         Continued on next page

                                                         The Chairman' s Letter

                     ------------------------------------
                             It's also a good idea

                                  to reassess

                       your financial goals periodically

                        with your financial consultant.
                     ------------------------------------

the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
    We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

BLUE CHIP FUND POSTS SOLID
RETURNS IN VOLATILE MARKET

-------------------------------------------------------------------------------
A roundtable discussion with the Fund management team for AIM Blue Chip Fund for the six-month period ended April 30, 1997.

Q.  HOW DID AIM BLUE CHIP FUND PERFORM DURING THE PERIOD COVERED BY THIS
    REPORT?

A. The Fund continued to provide impressive returns in a volatile market environment. For the six-month period ended April 30, 1997, the Fund posted a cumulative total return of 10.75% and 10.42% for Class A and Class B shares, respectively, besting the 8.52% total return for the Lipper Growth Fund Index. Net assets in the Fund more than tripled, increasing from $129 million at the beginning of the period to more than $434 million at its end.

    For the year ended April 30, 1997, Class A shares posted a total return of 22.68%. (Class B shares commenced operations on October 1, 1996). That easily beat the 14.10% total return for the Lipper Growth Fund Index and exceeded the 22.36% total return for the Russell 1000 Index.

    ======================================
    NET ASSET INCREASE
    --------------------------------------
    10/31/96       $129 million

    4/30/97       $434 million
    ======================================

    ======================================
    STRONG RELATIVE PERFORMANCE
    --------------------------------------
    For the Six-Month Period Ended 4/30/97

    Class A shares            10.75%

    Class B shares            10.42%

    Lipper Growth Fund Index   8.52%
    ======================================

    Fund total return performance is compared to the performance of the 30 largest growth funds tracked by Lipper, excluding all sales charges and including fees and expenses.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A. Volatility continued to dominate the stock markets. The Dow Jones Industrial Average (DJIA) continued to set numerous records, but its performance was marked by two significant downturns, one in December 1996 and the second from mid-March to mid-April 1997. During the second decline, the DJIA lost 9.8% of its value-just short of the 10% correction many market observers had predicted, given the prolonged length of the current bull market. However, by the end of the reporting period, the DJIA had recouped most of its losses.
        The primary cause of market volatility was continuing uncertainty regarding interest rates, the strength of the economy, and the outlook for corporate earnings. In such an environment, investors were drawn to the relative safety and liquidity of stocks in large, predictable companies. It's a phenomenon often termed a "flight to quality."

Q.  WAS THE FUND POSITIONED TO TAKE ADVANTAGE OF THIS "FLIGHT TO QUALITY"?

A. Yes, because it invests primarily in the stocks of large, industry-leading, blue-chip companies-the market favorites throughout the reporting period. As of April 30, 1997, the Fund was 89% invested in large-cap stocks and 11% invested in mid-cap stocks. Holdings included the stocks of such market leaders as Merck & Co., Inc., General Electric, United Technologies, and Exxon Corporation. These stocks helped propel the DJIA to record-setting heights during the reporting period.

Q.  IS THE FUND MODELED AFTER AN INDEX?

A. No, AIM Blue Chip Fund is a market leaders fund, not an index fund. We purchase stocks of companies that have emerged as market leaders in the 11 business sectors of the Russell 1000 Index. However, the Fund's weightings in each sector do not necessarily correspond to that index. We capitalize on the strengths and weaknesses of the different sectors by adjusting their weightings in the portfolio.
         In selecting stocks, the Fund combines the growth and value philosophies. The Fund focuses on companies that demonstrate consistently strong earnings growth. We also look for the stocks of fundamentally sound companies that are selling at a discount or are undervalued relative to the rest of the market.
         At the end of the reporting period, the Fund's top holdings were in the following sectors: technology, 18%; financial, 15%; and health care, 12%.

Q. GIVEN THE VOLATILITY OF TECHNOLOGY STOCKS, WHY DOES THE FUND HAVE SO MUCH INVESTED IN THAT SECTOR?

A. The Fund invests only in the stocks of technology companies that meet our earnings criteria. Many technology companies reported excellent earnings for the first quarter of 1997, and our stock-selection process found a number of technology firms we consider very promising. Moreover, we reduced our technology holdings from about 24% of the portfolio during the reporting period and shifted our emphasis within the technology sector, which continues to show high-growth potential.


         See important Fund & Index disclosures on inside front cover.

The Managers' Overview

TOP 10 HOLDINGS

As of 4/30/97, based on total net assets


==========================================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES
==========================================================================================================
 1.  Philip Morris Companies, Inc.              1.66%   1.  Medical (Drugs)                          6.69%
 2.  Merck & Co., Inc.                          1.46    2.  Insurance (Multi-Line Property)          4.45
 3.  Microsoft Corp.                            1.39    3.  Semiconductors                           3.78
 4.  General Electric Co.                       1.28    4.  Computer MINI/PCS                        3.35
 5.  Kimberly-Clark Corp.                       1.07    5.  Oil & Gas (Services)                     3.22
 6.  Thermo Electron Corp.                      1.07    6.  Banking                                  2.80
 7.  Travelers Group Inc.                       1.05    7.  Finance (Consumer Credit)                2.74
 8.  Coca-Cola Co. (The)                        1.03    8.  Electronic Components/Miscellaneous      2.50
 9.  Federal National Mortgage Association      1.02    9.  Tobacco                                  2.45
10.  Johnson & Johnson                          1.01   10.  Cosmetics & Toiletries                   2.44
==========================================================================================================

         Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
         During the six-month reporting period, we reduced our holdings in networking company stocks, when earnings fell short of expectations, and increased our stake in semiconductor company stocks, which rose significantly over the period. One of the stocks added to the portfolio was Texas Instruments, whose operating profit was up significantly this year. Texas Instruments' revenue and profit growth came mainly from differentiated products used for data communications, a flourishing industry.
         Other technology stocks in the portfolio which posted solid gains included Microsoft and Dell Computer.

Q.  WHAT DO YOU FIND ATTRACTIVE ABOUT FINANCIAL COMPANY STOCKS?

A. The relatively long period of stable interest rates and low inflation has created a favorable environment for financial companies. We expect this sector to remain vibrant as long as inflation is held in check.
         The consolidation and restructuring taking place in the banking industry is also giving financial institutions a boost. For example, NationsBank, one of the stocks in the portfolio, merged with Boatman Bancshares and reported a 38% rise in earnings for the first quarter of 1997.
         The Fund also benefited from owning the stocks of such companies as State Street Boston and Fifth Third Bank.
         In the consumer-credit field, our leading holdings included the stocks of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, among the most important players in the home mortgage market, and the Student Loan Marketing Association, the nation's leading provider of financial funding services for college education loans.

Q.  WHERE WAS YOUR FOCUS IN HEALTH-CARE STOCKS?

A. Our primary emphasis was on the stocks of pharmaceutical companies and patient-care providers. Pharmaceutical manufacturers in the portfolio included such recognizable names as Merck & Co. and Bristol- Myers Squibb. These companies are bringing new products to the market and are reporting substantial earnings growth.
         In the patient-care area, health maintenance organizations continue to lead the efficiency drive in the U.S. health-care industry and have recently improved their pricing structure. The Fund's holdings in this area included United HealthCare.
         Considering the aging of the baby boomer population, we believe health care will remain a promising area for investment for a long time.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. After two extraordinary years of unusually high returns on stocks, many professionals were warning about the potential for a significant market decline, with some making forecasts of a 20% correction. Nevertheless, after the near correction of the early spring, the markets recovered swiftly and completely. And the optimism seems well-grounded.
         In the U.S., the economic fundamentals are encouraging: there is minimal inflation, which caused the Fed to leave monetary policy unchanged at its May meeting and dampens expectations of rising interest rates; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts.
         Nonetheless, it is important that investors maintain realistic expectations about investment performance. We have enjoyed record-breaking returns from stocks in recent years, but indications are that stock performance may be returning to historic norms that bear closer to 10% per year than 20%.

                             --------------------
                                 In the U.S.,

                                 the economic

                               fundamentals are

                               encouraging . . .
                             --------------------

         See important Fund & Index disclosures on inside front cover.
4

                                                              For Consideration

WHY SMART MONEY
REMAINS FULLY INVESTED

Some investors like to wait for just the right moment to get into the stock market and for just the right time to pull their investment out.
    If that sounds like you, there's something you should know. During the periods when you're content to sit on the sidelines, some of the market's best single-day performances could slip right past you.
    Are you so confident in your timing strategy that you're willing to forfeit those gains? Missing even a handful of them could cost you dearly.

MISSING THE 20 BEST DAYS COULD CUT YOUR RETURN IN HALF

If you had invested a hypothetical $10,000 in the S&P 500 Index on December 31, 1991, by December 31, 1996 your $10,000 would have grown to $20,276, an average annual total return of 15.18%.
    But suppose during that five-year period there were times when you decided to get out of the market, and as a result you ended up missing the market's 10 best single-day performances. In that case, your 15.18% return would have been reduced to 11.03%. If you had missed the market's 20 best days, that 15.18% return would have been sliced almost in half, down to 7.72%.

SMART INVESTORS DON'T PLAY THE
TIMING GAME

The more you try to time the market, the greater your chances become of missing the market's biggest single- day gains. That's why smart investors don't play the timing game. They don't let the market's short-term gyrations sideline them or dictate their investment objectives. They're patient investors-focused on the long term and on their long-term goals.
    Of course, past performance cannot guarantee comparable future results. But one thing is clear. It's time, not timing, that counts when it comes to potentially maximizing your investment return.

TALK TO YOUR FINANCIAL CONSULTANT

To find out more about the advantages of investing through the market ups and downs, consult the combined expertise of your financial consultant and the investment management of AIM. Regardless of the market, AIM's investment strategy stays the same; we believe earnings drive stock prices and stock prices drive portfolio performance.
    AIM managed approximately $73 billion as of May 23, 1997, for financial institutions, corporate clients and individual investors like you. Your financial consultant can help you start investing with AIM today.

====================================================================
THE PENALTY FOR MISSING THE MARKET
--------------------------------------------------------------------
Trying To Time The Market Can Be An Inexact--and Costly--exercise. S&p 500 Index: December 31, 1991-December 31, 1996.

                      AVERAGE ANNUAL         GROWTH
PERIOD OF INVESTMENT   TOTAL RETURN          $10,000

Fully Invested            15.18%             $20,276
Miss The 10 Best Days     11.03               16,876
Miss The 20 Best Days      7.72               14,507
Miss The 40 Best Days      2.13               11,113
Miss The 60 Best Days     -2.37                8,868
====================================================================

Source: Ibbotson Associates, Towers Data Systems HYPO--Registered Trademark--. Past performance cannot guarantee comparable future results. The unmanaged Standard & Poor's Composite Index of 500 Stocks is a group of unmanaged securities widely regarded to be representative of the stock market in general; results mentioned assume the reinvestment of dividends. An investment cannot be made in an index.

                    ---------------------------------------
                             Instead of panicking

                            when the market moves,

                       try focusing on long-term goals.

                             Remember, it's time--

                                 not timing--

                                 that counts.
                    ---------------------------------------

                                                              For Consideration

ARE YOU A MUTUAL FUND
TRADER OR INVESTOR?

We all know the story of the tortoise and the hare. The tortoise won the race because he had a plan, he stuck with it, and he didn't let the hare's fast start change his tune.
    When you consider your investment strategy, are you the tortoise or the hare?

ARE YOU A MUTUAL FUND INVESTOR OR TRADER?

History shows that successful investors achieve good returns by setting goals, being diversified, buying more when markets correct, and being patient.
That's the same strategy the tortoise used to beat the hare.
    Smart investors think like the tortoise.
They know mutual funds are long-term investments, so they overlook daily market fluctuations. And they understand that discipline and patience are the keys to successful investing.
    Mutual fund traders, on the other hand, act like the hare: they pay more attention to short-term changes rather than long-term goals. While they may break out to a big lead, they just might run out of gas before they reach the finish line.
    The next time you think about your investments, consider whether you're acting like the tortoise or the hare. Remember: time, not timing, makes the difference.

TALK TO YOUR FINANCIAL CONSULTANT

The tortoise beat the hare because he knew his goals and how he might reach them. To help reach your financial goals, ask your financial consultant about AIM. Regardless of the market, AIM's disciplined investment strategy remains the same: we believe earnings drive stock prices and stock prices drive portfolio performance.
    AIM companies managed approximately $73 billion as of May 23, 1997 for financial institutions, corporate clients, and individual investors like you. Your financial consultant can help you start investing with AIM today.

THE PATIENT INVESTOR --

o   Develops long-term financial goals and sticks to them
o   Disregards short-term market fluctuations
o   Considers a loss a buying opportunity
o   Trusts expertise and experience of proven management
o   Depends on logic to dictate important decisions
o   Respects the advantages financial consultants can provide
o   Understands the benefits of regular, disciplined investing
o   Realizes that sage advice, not sales fees, is paramount

THE RESTLESS TRADER --

o   Waffles between daily and weekly time horizons
o   Frets over daily price changes in the morning paper
o   Panics by selling shares at the first sign of a loss
o   Solicits hot tips from friends and neighbors
o   Succumbs to the emotion of the moment
o   Refuses to listen to the wisdom of a financial consultant
o Fails to explore the benefits of consistent investing through dollar-cost averaging
o   Emphasizes transaction costs

Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases over an extended period of time.

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-79.94%
ADVERTISING/BROADCASTING-0.02%

Interpublic Group of Companies,
  Inc.                                    1,600   $     90,600
--------------------------------------------------------------
AEROSPACE/DEFENSE-1.19%
Boeing Co. (The)                         21,000      2,071,125
--------------------------------------------------------------
United Technologies Corp.                40,800      3,085,500
--------------------------------------------------------------
                                                     5,156,625
--------------------------------------------------------------

AIRLINES-0.98%
AMR Corp.(a)                             22,000      2,048,750
--------------------------------------------------------------
Delta Air Lines, Inc.                    24,000      2,211,000
--------------------------------------------------------------
                                                     4,259,750
--------------------------------------------------------------

BANKING-2.80%

Bank of Boston Corp.                     20,000      1,455,000
--------------------------------------------------------------
Fifth Third Bancorp                      37,800      2,820,825
--------------------------------------------------------------
NationsBank Corp.                        64,000      3,864,000
--------------------------------------------------------------
Norwest Corp.                            34,800      1,735,650
--------------------------------------------------------------
State Street Corp.                       29,200      2,299,500
--------------------------------------------------------------
                                                    12,174,975
--------------------------------------------------------------

BANKING (MONEY CENTER)-0.89%

Chase Manhattan Corp.                    20,000      1,852,500
--------------------------------------------------------------
Citicorp                                 18,000      2,027,250
--------------------------------------------------------------
                                                     3,879,750
--------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-1.83%

Coca-Cola Co. (The)                      70,000      4,453,750
--------------------------------------------------------------
PepsiCo, Inc.                           100,000      3,487,500
--------------------------------------------------------------
                                                     7,941,250
--------------------------------------------------------------

BIOTECHNOLOGY-0.52%

Guidant Corp.                            33,300      2,272,725
--------------------------------------------------------------

BUSINESS SERVICES-1.69%

AccuStaff, Inc.(a)                       69,300      1,264,725
--------------------------------------------------------------
Cognizant Corp.                          21,700        707,963
--------------------------------------------------------------
Equifax, Inc.                           135,000      3,881,250
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)            65,900      1,499,225
--------------------------------------------------------------
                                                     7,353,163
--------------------------------------------------------------

CHEMICALS-1.08%

Goodrich (B.F.) Co.                      56,100      2,236,987
--------------------------------------------------------------
Monsanto Co.                             57,200      2,445,300
--------------------------------------------------------------
                                                     4,682,287
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.37%

IMC Global, Inc.                         44,000      1,622,500
--------------------------------------------------------------

COMPUTER MAINFRAMES-0.56%

International Business Machines
  Corp.                                  15,000      2,411,250
--------------------------------------------------------------

COMPUTER MINI/PCS-3.35%

Compaq Computer Corp.(a)                 50,000      4,268,750
--------------------------------------------------------------


                                                     MARKET
COMPUTER MINI/PCS-(CONTINUED)         SHARES         VALUE

Dell Computer Corp.(a)                   50,000   $  4,184,375
--------------------------------------------------------------
Hewlett-Packard Co.                      61,000      3,202,500
--------------------------------------------------------------
Sun Microsystems, Inc. (a)              100,000      2,881,250
--------------------------------------------------------------
                                                    14,536,875
--------------------------------------------------------------

COMPUTER NETWORKING-0.16%

Ascend Communications, Inc.(a)           14,800        677,100
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-2.22%

Computer Associates International,
  Inc.                                   24,000      1,248,000
--------------------------------------------------------------
Fiserv, Inc.(a)                          62,400      2,355,600
--------------------------------------------------------------
Microsoft Corp.(a)                       49,800      6,050,700
--------------------------------------------------------------
                                                     9,654,300
--------------------------------------------------------------

CONGLOMERATES-1.71%

Corning Inc.                             28,000      1,351,000
--------------------------------------------------------------
Loews Corp.                              45,000      4,134,375
--------------------------------------------------------------
Tyco International Ltd.                  32,000      1,952,000
--------------------------------------------------------------
                                                     7,437,375
--------------------------------------------------------------

COSMETICS & TOILETRIES-2.44%

Gillette Co.                             37,000      3,145,000
--------------------------------------------------------------
Procter & Gamble Co. (The)               25,000      3,143,750
--------------------------------------------------------------
Warner-Lambert Co.                       44,000      4,312,000
--------------------------------------------------------------
                                                    10,600,750
--------------------------------------------------------------

ELECTRIC POWER-1.65%

Allegheny Power System, Inc.             49,500      1,299,375
--------------------------------------------------------------
American Electric Power Co.              73,200      2,964,600
--------------------------------------------------------------
Consolidated Edison Co. of New
  York, Inc.                             42,300      1,173,825
--------------------------------------------------------------
Entergy Corp.                            17,200        402,050
--------------------------------------------------------------
Houston Industries, Inc.                 65,500      1,310,000
--------------------------------------------------------------
                                                     7,149,850
--------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-2.50%

Emerson Electric Co.                     61,000      3,095,750
--------------------------------------------------------------
General Electric Co.                     50,000      5,543,750
--------------------------------------------------------------
Honeywell, Inc.                          31,200      2,203,500
--------------------------------------------------------------
                                                    10,843,000
--------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.20%

Franklin Resources, Inc.                 51,450      3,041,981
--------------------------------------------------------------
Merrill Lynch & Co., Inc.                23,000      2,190,750
--------------------------------------------------------------
                                                     5,232,731
--------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.74%

Federal Home Loan Mortgage Corp.        107,000      3,410,625
--------------------------------------------------------------
Federal National Mortgage
  Association                           108,000      4,441,500
--------------------------------------------------------------
Student Loan Marketing Association       34,200      4,044,150
--------------------------------------------------------------
                                                    11,896,275
--------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-1.33%
                                                     MARKET
                                      SHARES         VALUE
Great Western Financial Corp.            70,000   $  2,940,000
--------------------------------------------------------------
H.F. Ahmanson & Co.                      73,900      2,817,437
--------------------------------------------------------------
                                                     5,757,437
--------------------------------------------------------------

FOOD/PROCESSING-1.40%

ConAgra, Inc.                            48,000      2,766,000
--------------------------------------------------------------
Sara Lee Corp.                           78,900      3,313,800
--------------------------------------------------------------
                                                     6,079,800
--------------------------------------------------------------

FUNERAL SERVICES-0.81%

Service Corp. International             103,300      3,538,025
--------------------------------------------------------------

HOTELS/MOTELS-0.55%
HFS, Inc.(a)                             40,000      2,370,000
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.28%

Conseco Inc.                            100,000      4,137,500
--------------------------------------------------------------
Equitable Companies, Inc.                48,200      1,409,850
--------------------------------------------------------------
                                                     5,547,350
--------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-4.45%

Allstate Corp.                           66,000      4,323,000
--------------------------------------------------------------
American International Group, Inc.       33,900      4,356,150
--------------------------------------------------------------
Chubb Corp.                              37,000      2,136,750
--------------------------------------------------------------
CIGNA Corp.                              14,900      2,240,588
--------------------------------------------------------------
MGIC Investment Corp.                    21,000      1,706,250
--------------------------------------------------------------
Travelers Group, Inc.                    82,000      4,540,750
--------------------------------------------------------------
                                                    19,303,488
--------------------------------------------------------------

LEISURE & RECREATION-2.16%

Carnival Corp.-Class A                  112,000      4,130,000
--------------------------------------------------------------
Eastman Kodak Co.                        12,000      1,002,000
--------------------------------------------------------------
Walt Disney Co. (The)                    52,000      4,264,000
--------------------------------------------------------------
                                                     9,396,000
--------------------------------------------------------------

MACHINERY (HEAVY)-1.24%

Caterpillar Inc.                         25,000      2,225,000
--------------------------------------------------------------
Ingersoll-Rand Co.                       64,200      3,153,825
--------------------------------------------------------------
                                                     5,378,825
--------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.07%

Thermo Electron Corp.(a)                135,000      4,657,500
--------------------------------------------------------------

MEDICAL (DRUGS)-6.69%

Abbott Laboratories                      30,000      1,830,000
--------------------------------------------------------------
American Home Products Corp.             50,000      3,312,500
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 64,900      4,250,950
--------------------------------------------------------------
Cardinal Health, Inc.                    34,000      1,810,500
--------------------------------------------------------------
Johnson & Johnson                        71,900      4,403,875
--------------------------------------------------------------
Lilly (Eli) & Co.                        34,600      3,040,475
--------------------------------------------------------------
Merck & Co., Inc.                        70,200      6,353,100
--------------------------------------------------------------
Pfizer, Inc.                             42,000      4,032,000
--------------------------------------------------------------
                                                    29,033,400
--------------------------------------------------------------

MEDICAL
  (INSTRUMENTS/PRODUCTS)-1.88%

Baxter International Inc.                65,400      3,131,025
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MEDICAL (INSTRUMENTS/PRODUCTS)-(CONTINUED)

Boston Scientific Corp.(a)               39,900   $  1,925,175
--------------------------------------------------------------
Medtronic, Inc.                          20,000      1,385,000
--------------------------------------------------------------
Sybron International Corp.(a)            51,600      1,715,700
--------------------------------------------------------------
                                                     8,156,900
--------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-2.28%

Columbia/HCA Healthcare Corp.           113,000      3,955,000
--------------------------------------------------------------
HEALTHSOUTH Corp.(a)                    152,800      3,017,800
--------------------------------------------------------------
United Healthcare Corp.                  60,000      2,917,500
--------------------------------------------------------------
                                                     9,890,300
--------------------------------------------------------------

METALS-0.47%

Aluminum Company of America              29,000      2,026,375
--------------------------------------------------------------

NATURAL GAS PIPELINE-0.76%

El Paso Natural Gas Co.                  57,100      3,318,938
--------------------------------------------------------------

OFFICE AUTOMATION-0.99%

Danka Business Systems PLC-ADR
  (United Kingdom)                       42,700      1,305,018
--------------------------------------------------------------
Xerox Corp.                              48,600      2,988,900
--------------------------------------------------------------
                                                     4,293,918
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.38%

Apache Corp.                             48,400      1,645,600
--------------------------------------------------------------

OIL & GAS (SERVICES)-3.22%

Exxon Corp.                              70,000      3,963,750
--------------------------------------------------------------
Halliburton Co.                          37,000      2,613,125
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)              21,000      3,785,250
--------------------------------------------------------------
Texaco, Inc.                             31,000      3,270,500
--------------------------------------------------------------
Unocal Corp.                              8,600        327,875
--------------------------------------------------------------
                                                    13,960,500
--------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.24%

Baker Hughes, Inc.                       69,200      2,387,400
--------------------------------------------------------------
Schlumberger Ltd.                        27,000      2,990,250
--------------------------------------------------------------
                                                     5,377,650
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-2.02%

Bowater, Inc.                            47,000      2,032,750
--------------------------------------------------------------
Kimberly-Clark Corp.                     91,000      4,663,750
--------------------------------------------------------------
Mead Corp.                               37,000      2,076,625
--------------------------------------------------------------
                                                     8,773,125
--------------------------------------------------------------

PUBLISHING-0.36%

New York Times Co.-Class A               36,600      1,582,950
--------------------------------------------------------------

RAILROADS-0.37%

Canadian National Railway Co.
  (Canada)                               41,900      1,613,150
--------------------------------------------------------------

RESTAURANTS-0.03%

Applebee's International, Inc.            6,900        161,287
--------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.93%

Kroger Co.(a)                           114,200      3,140,500
--------------------------------------------------------------

                                                     MARKET
RETAIL (FOOD & DRUG)-(CONTINUED)      SHARES         VALUE
Rite Aid Corp.                           75,100   $  3,454,600
--------------------------------------------------------------
Safeway, Inc.(a)                         40,500      1,807,312
--------------------------------------------------------------
                                                     8,402,412
--------------------------------------------------------------
RETAIL (STORES)-2.34%
CVS Corp.                                36,000      1,786,500
--------------------------------------------------------------
Lowe's Companies, Inc.                   83,500      3,173,000
--------------------------------------------------------------
Pep Boys-Manny, Moe & Jack               23,500        766,688
--------------------------------------------------------------
Staples, Inc.(a)                         80,000      1,440,000
--------------------------------------------------------------
Sysco Corp.                              43,500      1,544,250
--------------------------------------------------------------
Toys "R" Us, Inc.(a)                     51,700      1,473,450
--------------------------------------------------------------
                                                    10,183,888
--------------------------------------------------------------
SCIENTIFIC INSTRUMENTS-0.36%
Perkin-Elmer Corp.                       21,600      1,568,700
--------------------------------------------------------------
SEMICONDUCTORS-3.78%
Altera Corp.(a)                          59,000      2,924,188
--------------------------------------------------------------
Applied Materials, Inc.(a)               62,000      3,402,250
--------------------------------------------------------------
Intel Corp.                              28,000      4,287,500
--------------------------------------------------------------
Motorola, Inc.                           54,700      3,131,575
--------------------------------------------------------------
Texas Instruments, Inc.                  30,000      2,677,500
--------------------------------------------------------------
                                                    16,423,013
--------------------------------------------------------------
SHOES & RELATED APPAREL-0.26%
Nike, Inc. - Class B                     19,700      1,108,125
--------------------------------------------------------------
TELECOMMUNICATIONS-1.74%
Lucent Technologies, Inc.                55,900      3,305,088
--------------------------------------------------------------
WorldCom, Inc.(a)                       176,800      4,243,200
--------------------------------------------------------------
                                                     7,548,288
--------------------------------------------------------------

TELEPHONE-2.20%
BellSouth Corp.                          49,400   $  2,198,300
--------------------------------------------------------------
Cincinnati Bell, Inc.                    75,000      4,200,000
--------------------------------------------------------------
SBC Communications, Inc.                 57,000      3,163,500
--------------------------------------------------------------
                                                     9,561,800
--------------------------------------------------------------
TOBACCO-2.45%
Philip Morris Companies, Inc.           183,000      7,205,625
--------------------------------------------------------------
RJR Nabisco Holdings Corp.              115,000      3,421,250
--------------------------------------------------------------
                                                    10,626,875
--------------------------------------------------------------
    Total Common Stocks                            347,158,750
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS-0.34%
INSURANCE (MULTI-LINE
  PROPERTY)-0.34%
MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                   21,100      1,474,362
--------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY BILLS-12.96%(b)
5.10%, 06/26/97                    $56,730,000(c)     56,280,223
---------------------------------------------------------------
REPURCHASE AGREEMENT-5.81%(d)
HSBC Securities, Inc., 5.49%,
  05/01/97(e)                       25,227,733       25,227,733
---------------------------------------------------------------
TOTAL INVESTMENTS-99.05%                            430,141,068
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.95%                                   4,140,970
---------------------------------------------------------------
NET ASSETS-100.00%                               $  434,282,038
---------------------------------------------------------------

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principle balance was pledged as collateral to cover margin requirements for open futures contract. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/97 with maturing value of $200,030,500. Collateralized by $85,760,000 U.S. Government agency obligations, 0% to 7.15% due 07/18/97 to 02/14/06 and $116,271,000 U.S.
    Treasury obligations, 5.875% to 7.875% due 06/30/01 to 08/15/05 with an aggregate market value at April 30, 1997 of $204,003,650.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $387,353,855)                             $430,141,068
--------------------------------------------------------
Receivables for:
  Investments sold                             3,170,112
--------------------------------------------------------
  Capital stock sold                           5,666,351
--------------------------------------------------------
  Dividends and interest                         273,668
--------------------------------------------------------
  Variation margin                               213,000
--------------------------------------------------------
Investment for deferred compensation plan          2,375
--------------------------------------------------------
Other assets                                      59,453
--------------------------------------------------------
    Total assets                             439,526,027
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        4,136,009
--------------------------------------------------------
  Capital stock reacquired                       626,002
--------------------------------------------------------
  Deferred compensation                            2,375
--------------------------------------------------------
Accrued advisory fees                            237,752
--------------------------------------------------------
Accrued administrative service fees                5,859
--------------------------------------------------------
Accrued directors' fees                            1,995
--------------------------------------------------------
Accrued distribution fees                        171,767
--------------------------------------------------------
Accrued transfer agent fees                       47,902
--------------------------------------------------------
Accrued operating expenses                        14,328
--------------------------------------------------------
    Total liabilities                          5,243,989
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                               $434,282,038
========================================================

NET ASSETS:

  Class A                                   $318,365,527
========================================================
  Class B                                   $115,916,511
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               12,041,534
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                4,395,452
========================================================
CLASS A:
Net asset value and redemption price per
  share                                     $      26.44
========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $26.44
  divided by 94.50%)                        $      27.98
========================================================
CLASS B:
Net asset value and offering price per
  share                                     $      26.37
========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:
Dividends (net of $3,596 foreign
  withholding tax)                           $ 1,496,700
--------------------------------------------------------
Interest                                       1,200,744
--------------------------------------------------------
    Total investment income                    2,697,444
--------------------------------------------------------

EXPENSES:

Advisory fees                                    953,904
--------------------------------------------------------
Custodian fees                                    26,464
--------------------------------------------------------
Distribution fees -- Class A                     355,285
--------------------------------------------------------
Distribution fees -- Class B                     247,408
--------------------------------------------------------
Transfer agent fees -- Class A                   132,626
--------------------------------------------------------
Transfer agent fees -- Class B                    69,650
--------------------------------------------------------
Administrative service fees                       34,499
--------------------------------------------------------
Directors' fees                                    3,261
--------------------------------------------------------
Other                                            106,445
--------------------------------------------------------
    Total expenses                             1,929,542
--------------------------------------------------------
Less: Fees waived by advisor                     (88,557)
--------------------------------------------------------
   Expenses paid indirectly                       (1,942)
--------------------------------------------------------
    Net expenses                               1,839,043
--------------------------------------------------------
Net investment income                            858,401
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain on sales of investment
  securities                                   4,074,170
--------------------------------------------------------
Net unrealized appreciation of:
    Investment securities                     15,525,348
--------------------------------------------------------
    Futures contracts                            305,318
--------------------------------------------------------
                                              15,830,666
--------------------------------------------------------

Net gain on investment securities and
  futures contracts                           19,904,836
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                 $20,763,237
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the one month ended October 31, 1996 (Unaudited)

                                                                                  ONE MONTH ENDED
                                                                  APRIL 30,         OCTOBER 31,
                                                                    1997               1996
                                                              -----------------   ---------------
OPERATIONS:
  Net investment income                                         $    858,401       $      7,068
-------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities              4,074,170          1,953,887
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                              15,830,666            254,588
-------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          20,763,237          2,215,543
-------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                (302,061)                --
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains            (13,654,606)                --
-------------------------------------------------------------------------------------------------
Capital stock transactions -- net:
  Class A                                                        192,860,065         11,821,515
-------------------------------------------------------------------------------------------------
  Class B                                                        106,067,049          8,096,586
-------------------------------------------------------------------------------------------------
    Net increase in net assets                                   305,733,684         22,133,644
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                            128,548,354        106,414,710
-------------------------------------------------------------------------------------------------
  End of period                                                 $434,282,038       $128,548,354
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                    $386,410,003       $ 87,482,889
-------------------------------------------------------------------------------------------------
  Undistributed net investment income                                765,345            209,005
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                     4,043,977         13,624,413
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             43,062,713         27,232,047
-------------------------------------------------------------------------------------------------
                                                                $434,282,038       $128,548,354
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class B shares commenced sales on October 1, 1996. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund's investment objective is long-term growth of capital. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees for two years to the extent necessary to keep the annual expense ratio for Class A shares at 1.31% for such period. During the six months ended April 30, 1997, AIM voluntarily waived advisory fees in the amounts of $88,557.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $34,499 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1997, AFS was paid $98,590 for such services.
  The Fund received reductions in transfer agency fees of $1,942 from dividends received on balances in cash management bank accounts. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,942 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM

Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $355,285 and $247,408, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $561,119 from sales of shares of the Class A capital stock transactions during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1997, AIM Distributors received commissions of $37,936 in contingent deferred sales charges imposed on redemption of Fund Shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund paid legal fees of $2,574, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 was $297,101,775 and $72,246,352, respectively.
The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:

                                                             APRIL 30,
                                                               1997
                                                            -----------
Aggregate unrealized appreciation of investment
 securities                                                 $47,802,414
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
 securities                                                  (5,027,924)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities        $42,774,490
=======================================================================

  Costs of investments for tax purposes is $387,366,578.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1997 and the one month ended October 31, 1996 were as follows:

                                                                   APRIL 30, 1997            OCTOBER 31, 1996
                                                              -------------------------   ----------------------
                                                                SHARES        AMOUNT       SHARES      AMOUNT
                                                              ----------   ------------   --------   -----------
Sold:
  Class A                                                      9,229,884   $240,812,000    620,358   $16,142,093
-----------------------------------------------------------   ----------   ------------   --------   -----------
  Class B*                                                     4,281,712    111,295,514    313,256     8,163,778
-----------------------------------------------------------   ----------   ------------   --------   -----------
Issued as reinvestment of dividends:
  Class A                                                        475,660     11,415,842         --            --
-----------------------------------------------------------   ----------   ------------   --------   -----------
  Class B*                                                        59,879      1,437,104         --            --
-----------------------------------------------------------   ----------   ------------   --------   -----------
Reacquired:
  Class A                                                     (2,282,834)   (59,367,777)  (165,098)   (4,320,578)
-----------------------------------------------------------   ----------   ------------   --------   -----------
  Class B*                                                      (256,818)    (6,665,569)    (2,577)      (67,192)
-----------------------------------------------------------   ----------   ------------   --------   -----------
                                                              11,507,483   $298,927,114    765,939   $19,918,101
============================================================  ==========   ============   ========   ===========

* Class B shares commenced sales on October 1, 1996.

NOTE 7-OPEN FUTURES CONTRACTS

On April 30, 1997, $2,368,000 principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                               NO. OF       MONTH/       UNREALIZED
                                                                CONTRACT      CONTRACTS   COMMITMENT    APPRECIATION
                                                                --------      ---------   -----------   ------------
                                                              S&P 500 Index      142      June 97/Buy    $ 275,500

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding of the Class A shares during the six months ended April 30, 1997, the one month ended October 31, 1996 and each of the years in the eight-year period ended September 30, 1996 and for a share of capital stock outstanding of the Class B shares during the six months ended April 30, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996.

                                                                                           SEPTEMBER 30,
                                               APRIL 30,     OCTOBER 31,    --------------------------------------------
                                                  1997          1996        1996(a)       1995        1994        1993
                  CLASS A:                     ----------    -----------    --------    --------    --------    --------
Net asset value, beginning of period            $  26.08      $  25.56      $  23.83    $  19.22    $  18.89    $  18.24
---------------------------------------------   --------      --------      --------    --------    --------    --------
Income from investment operations:
   Net investment income                            0.07            --          0.33        0.14        0.15        0.19
---------------------------------------------   --------      --------      --------    --------    --------    --------
   Net realized and unrealized gains (losses)
     on investments                                 2.51          0.52          4.61        5.05        1.24        0.63
---------------------------------------------   --------      --------      --------    --------    --------    --------
       Total from investment operations             2.58          0.52          4.94        5.19        1.39        0.82
---------------------------------------------   --------      --------      --------    --------    --------    --------
Less distributions:
   Dividends from net investment income            (0.05)           --         (0.21)      (0.12)      (0.21)      (0.17)
---------------------------------------------   --------      --------      --------    --------    --------    --------
   Distributions from net realized gains           (2.17)           --         (3.00)      (0.46)      (0.85)         --
---------------------------------------------   --------      --------      --------    --------    --------    --------
       Total distributions                         (2.22)           --         (3.21)      (0.58)      (1.06)      (0.17)
---------------------------------------------   --------      --------      --------    --------    --------    --------
Net asset value, end of period                  $  26.44      $  26.08      $  25.56    $  23.83    $  19.22    $  18.89
---------------------------------------------   --------      --------      --------    --------    --------    --------
Total return(b)                                    10.75%         2.04%        22.39%      27.84%       7.69%       4.54%
---------------------------------------------   --------      --------      --------    --------    --------    --------
Ratios/supplement data:
Net assets, end of period (000s omitted)        $318,366      $120,448      $106,415    $ 71,324    $ 60,115    $ 65,112
---------------------------------------------   --------      --------      --------    --------    --------    --------
Ratio of expenses to average net assets(c)          1.30%(d)(e)   1.30%         1.26%        1.3%        1.4%        1.3%
---------------------------------------------   --------      --------      --------    --------    --------    --------
Ratio of net investment income to average net
 assets(f)                                          0.84%(d)      0.12%         0.53%        0.7%        0.8%        1.0%
---------------------------------------------   --------      --------      --------    --------    --------    --------
Portfolio turnover rate                               35%           10%           58%         17%         13%         25%
---------------------------------------------   --------      --------      --------    --------    --------    --------
Average brokerage commission rate paid(g)       $ 0.0622      $ 0.0665           N/A         N/A         N/A         N/A
---------------------------------------------   --------      --------      --------    --------    --------    --------

                                                              SEPTEMBER 30,
                                               --------------------------------------------
                                                 1992        1991        1990        1989
                  CLASS A:                     --------    --------    --------    --------
Net asset value, beginning of period           $  16.77    $  13.60    $  13.82    $  11.48
---------------------------------------------  --------    --------    --------
Income from investment operations:
   Net investment income                           0.20        0.23        0.25        0.24
---------------------------------------------  --------    --------    --------    --------
   Net realized and unrealized gains (losses)
     on investments                                1.48        3.19       (0.20)       2.25
---------------------------------------------  --------    --------    --------    --------
       Total from investment operations            1.68        3.42        0.05        2.49
---------------------------------------------  --------    --------    --------    --------
Less distributions:
   Dividends from net investment income           (0.21)      (0.25)      (0.27)      (0.15)
---------------------------------------------  --------    --------    --------    --------
   Distributions from net realized gains             --          --          --          --
---------------------------------------------  --------    --------    --------    --------
       Total distributions                        (0.21)      (0.25)      (0.27)      (0.15)
---------------------------------------------  --------    --------    --------    --------
Net asset value, end of period                 $  18.24    $  16.77    $  13.60    $  13.82
---------------------------------------------  --------    --------    --------    --------
Total return(b)                                   10.10%      25.52%       0.34%      21.98%
---------------------------------------------  --------    --------    --------    --------
Ratios/supplement data:
Net assets, end of period (000s omitted)       $ 61,601    $ 46,958    $ 31,706    $ 21,170
---------------------------------------------  --------    --------    --------    --------
Ratio of expenses to average net assets(c)          1.4%        1.5%        1.6%        1.7%
---------------------------------------------  --------    --------    --------    --------
Ratio of net investment income to average net
 assets(f)                                          1.2%        1.6%        2.0%        1.9%
---------------------------------------------  --------    --------    --------    --------
Portfolio turnover rate                               5%          9%         12%         15%
---------------------------------------------  --------    --------    --------    --------
Average brokerage commission rate paid(g)           N/A         N/A         N/A         N/A
---------------------------------------------  --------    --------    --------    --------

(a) The Fund changed investment advisors on June 3, 1996.

(b) Does not deduct sales charges and periods for less than one year are not annualized.

(c) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.37% (annualized), 1.37% (annualized) and 1.28% for the periods ended April 30, 1997, October 31, 1996 and September 30, 1996, respectively.

(d) Ratios are annualized and based on average net assets of $204,702,290.

(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(f) After waiver of fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waiver of fees and/or expense reimbursements were 0.77% (annualized), 0.05% (annualized) and 0.51% for the periods ended April 30, 1997, October 31, 1996 and September 30, 1996, respectively.

(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                              APRIL 30,      OCTOBER 31,
                                                                 1997           1996
                          CLASS B:                            ----------     -----------
Net asset value, beginning of period                           $  26.07       $  25.56
------------------------------------------------------------   --------       --------
Income from investment operations:
   Net investment income                                           0.01          (0.01)
------------------------------------------------------------   --------       --------
   Net realized and unrealized gains on investments                2.49           0.52
------------------------------------------------------------   --------       --------
       Total from investment operations                            2.50           0.51
------------------------------------------------------------   --------       --------
Less distributions:
   Dividends from net investment income                           (0.03)            --
------------------------------------------------------------   --------       --------
   Distributions from net realized gains                          (2.17)            --
------------------------------------------------------------   --------       --------
       Total distributions                                        (2.20)            --
------------------------------------------------------------   --------       --------
Net asset value, end of period                                 $  26.37       $  26.07
============================================================   ========       ========
Total return(a)                                                   10.42%          2.00%
============================================================   ========       ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $115,917       $  8,101
============================================================   ========       ========
Ratio of expenses to average net assets(b)                         2.10%(c)(d)    2.01%(e)
============================================================   ========       ========
Ratio of net investment income (loss) to average net
 assets(f)                                                         0.04%(c)      (0.58)%(e)
============================================================   ========       ========
Portfolio turnover rate                                              29%            10%
============================================================   ========       ========
Average brokerage commission rate paid(g)                      $ 0.0622       $ 0.0665
============================================================   ========       ========


(a) Does not deduct sales charges and periods for less than one year are not annualized.
(b) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 2.17% (annualized) and 2.08% (annualized) for the periods 1997-1996, respectively.
(c) Ratios are annualized and based on average net assets of $49,891,750.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were (0.03)% (annualized) and (0.65)% (annualized) for the periods 1997-1996, respectively.
(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc.

(3) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............    4,528,722             62,834             129,363
(3)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                               OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                             11 Greenway Plaza
Chairman                                         Chairman                                     Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                          John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                               Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                     Gary T. Crum                                 Houston, TX 77046
Director                                         Senior Vice President
Cortland Trust Inc.                                                                           TRANSFER AGENT
                                                 Scott G. Lucas
Jack Fields                                      Senior Vice President                        A I M Fund Services, Inc.
Formerly Member of the                                                                        P.O. Box 4739
U.S. House of Representatives                    Carol F. Relihan                             Houston, TX 77210-4739
                                                 Senior Vice President and Secretary
Carl Frischling                                                                               CUSTODIAN
Partner                                          Jonathan C. Schoolar
Kramer, Levin, Naftalis & Frankel                Senior Vice President                        State Street Bank and Trust Company
                                                                                              225 Franklin Street
Robert H. Graham                                 Melville B. Cox                              Boston, MA 02110
President and Chief Executive Officer            Vice President
A I M Management Group Inc.                                                                   COUNSEL TO THE FUND
                                                 Dana R. Sutton
John F. Kroeger                                  Vice President and Assistant Treasurer       Ballard Spahr
Formerly Consultant                                                                           Andrews & Ingersoll
Wendell & Stockel Associates, Inc.               P. Michelle Grace                            1735 Market Street
                                                 Assistant Secretary                          Philadelphia, PA 19103
Lewis F. Pennock
Attorney                                         David L. Kite                                COUNSEL TO THE DIRECTORS
                                                 Assistant Secretary
Ian W. Robinson                                                                               Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive Vice              Nancy L. Martin                              919 Third Avenue
President and                                    Assistant Secretary                          New York, NY 10022
Chief Financial Officer
Bell Atlantic Management                         Ofelia M. Mayo                               DISTRIBUTOR
Services, Inc.                                   Assistant Secretary
                                                                                              A I M Distributors, Inc.
Louis S. Sklar                                   Kathleen J. P#ueger                          11 Greenway Plaza
Executive Vice President                         Assistant Secretary                          Suite 100
Hines Interests                                                                               Houston, TX 77046
Limited Partnership                              Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


                                                                              THE AIM FAMILY OF FUNDS -- REGISTERED TRADEMARK --

                                                                              AGGRESSIVE GROWTH
                                                                              AIM Aggressive Growth Fund*
                                                                              AIM Capital Development Fund
                                                                              AIM Constellation Fund
                                                                              AIM Global Aggressive Growth Fund

                                                                              GROWTH
                                                                              AIM Blue Chip Fund
                                                                              AIM Global Growth Fund
                     [PHOTO OF 11                                             AIM Growth Fund
                   GREENWAY PLAZA                                             AIM International Equity Fund
                   APPEARS HERE]                                              AIM Value Fund
                                                                              AIM Weingarten Fund

                                                                              GROWTH AND INCOME
                                                                              AIM Balanced Fund
                                                                              AIM Charter Fund

                                                                              INCOME AND GROWTH
                                                                              AIM Global Utilities Fund

                                                                              HIGH CURRENT INCOME
                                                                              AIM High Yield Fund

                                                                              CURRENT INCOME
                                                                              AIM Global Income Fund
                                                                              AIM Income Fund

                                                                              CURRENT TAX-FREE INCOME
                                                                              AIM Municipal Bond Fund
                                                                              AIM Tax-Exempt Bond Fund of CT
                                                                              AIM Tax-Free Intermediate Shares

                                                                              CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                              AIM Intermediate Government Fund

                                                                              HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                              AIM Limited Maturity Treasury Shares

                                                                              STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                              AIM Money Market Fund

                                                                              STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                              AIM Tax-Exempt Cash Fund



A I M Management Group Inc. has provided leadership in the mutual             *AIM Aggressive Growth Fund was closed to new
fund industry since 1976 and managed approximately $73 billion in             investors on June 5, 1997.  For more complete
assets for more than 3.5 million shareholders, including individual           information about any AIM Fund(s), including sales
investors, corporate clients, and financial institutions as of May            charges and expenses, ask your financial consultant
23, 1997. The AIM Family of Funds--Registered Trademark is distributed        or securities dealer for a free prospectus(es).
nationwide, and AIM today ranks among the nation's top 15                     Please read the prospectus(es) carefully before you
mutual fund companies in assets under management, according to                invest or send money.
Lipper Analytical Services, Inc.

[AIM LOGO APPEARS HERE]
                                                                                                           ---------------
A I M Distributors, Inc.                                                                                      BULK RATE
11 Greenway Plaza, Suite 100                                                                                U.S. POSTAGE
Houston, TX 77046                                                                                                PAID
                                                                                                             HOUSTON, TX
                                                                                                           Permit No. 1919
                                                                                                           ---------------





